January 21, 1998


Securities and Exchange Commission
Office of Filings, Information and
Consumer Services
450 Fifth Street, N.W.
Washington, D.C.  20549-1004


Attn:          Filing Desk
               Mail Stop S1-4


Re:           Breccia International Minerals Inc.
                      SEC File No. 0-8155
                    Submission of  Form 8-K


In   accordance  with  current  requirements  of  the  Securities
Exchange Act, enclosed is a copy of Form 8-K.


Yours very truly,



Don P. Caron
Don P. Caron
President

DPC/tjw

Enclosure



               SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C. 20549


                            Form 8-K

                         CURRENT REPORT


             Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934



                         January 21, 1998
                        (Date of Report)


               BRECCIA INTERNATIONAL MINERALS INC.
        (Exact name of registrant as specified in it charter)


                            Delaware
         (State or other jurisdiction of incorporation)


0-8155                                                 73-0977756
(Commission File Number)          (I.R.S. Employer Identification
                                                             No.)

1500 Midland Walwyn Tower
Edmonton Centre                                           T5J 2Z2
Edmonton, Alberta Canada                            (Postal Code)



                          403-496-9171
       Registrant's telephone number, including area code
ITEM 1.   CHANGE IN CONTROL OF REGISTRANT

          Not applicable

ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS

          Not applicable

ITEM 3.   BANKRUPTCY OR RECEIVERSHIP

          Not applicable

ITEM 4.   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

          None

ITEM 5.   OTHER EVENTS

          On January 21, 1998 the Registrant issued a press release reporting that the previously announced stock acquisition and plan of reoganization offer December 2, 1997 submitted by A. J. Alda & Associates, Inc. has been withdrawn and will not proceed.

          The board of directors continues to actively explore viable avenues of growth for the Registrant.

ITEM 6.   RESIGNATIONS OF REGISTRANT'S DIRECTORS

          None

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

          (c) Exhibits required by the provisions of Item 601 of Regulation S-K:

          None

ITEM 8.   CHANGE IN FISCAL YEAR

          None


          Pursuant to the requirements of the Securities Exchange
          Act  of  1934,   the  registrant has duly  caused  this
          report to be signed on its behalf by the undersigned, thereunto duly authorized.




DATE: JANUARY 21, 1998          BRECCIA  INTERNATIONAL MINERALS INC.


                              PER:  Donald P. Caron
                                    DONALD  P.  CARON,  PRESIDENT